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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                August 19, 1999
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                Date of Report (Date of earliest event reported)



                              GENESIS DIRECT, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                            0-24173               22-3449666
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  (State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


    100 Plaza Drive, Secaucus, New Jersey                              07094
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   (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code        (201) 867-2800
                                                          --------------
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 3.   Bankruptcy or Receivership.
-------   --------------------------

          On August 19, 1999, Genesis Direct, Inc. and substantially all of its subsidiaries (collectively, the "Debtors") filed petitions for reorganization under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. The petitions were filed in the United States Bankruptcy Court in Newark, New Jersey. The petition for Genesis Direct, Inc. was assigned Case No. 99-39299 (NLW), and was assigned to Judge Novalyn L. Winfield. The Debtors are continuing to operate their business and their assets as debtors-in-possession. No trustee has been appointed.

          Registrant's press release dated August 19, 1999 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 4.   Changes in Registrant's Certifying Accountant.
------    ---------------------------------------------

  a. Prior to the bankruptcy filing, Ernst & Young LLP ("Ernst & Young") served as the Registrant's independent accountants. On August 31, 1999, the Registrant determined not to proceed with Ernst & Young's continued service as its accountants during bankruptcy because the Registrant and Ernst & Young have been unable to agree on the compensation terms of such an engagement, including the payment of pre-petition amounts due to Ernst & Young.

  b. Ernst & Young's report on Registrant's financial statements for the fiscal year ended March 27, 1999 was qualified by the following paragraph:

     The accompanying financial statements have been prepared assuming Genesis Direct, Inc. will continue as a going concern. As more fully described in
     Note 2, the Company has incurred operating losses since inception, has an accumulated deficit of $248.2 million at March 27, 1999, and has working capital of $8.3 million, inclusive of $49.6 million representing the estimated net realizable value of net assets available for sale. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

  c. The Registrant has not had any disagreements with Ernst & Young, and there have not been any reportable events, in each case which would require disclosure under Item 304 of Regulation S-K.

  d. The Registrant has requested that Ernst &Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, which letter is filed herewith as Exhibit 16.

  e. On August 31, 1999, the Board of Directors of the Registrant approved engaging Arthur Anderson LLP ("Arthur Anderson") as accountants and financial advisors to assist the Registrant in its reorganization. The Registrant has not consulted with Arthur Anderson on any matter which would require disclosure under Item 304 of Regulation S-K.
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Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits.
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               16.  Letter from Ernst & Young to the Securities and Exchange
                    Commission regarding the change in Registrant's certifying accountant.

               20.  Press release of Registrant dated August 19, 1999.
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                                   SIGNATURE
                                   ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GENESIS DIRECT, INC.
                                             --------------------
                                                 (Registrant)


                                             By  /s/ Harry Usher
                                               -----------------------
                                               Chief Executive Officer



Date:  September 3, 1999
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                                 EXHIBIT INDEX



                                                                  Sequentially
Exhibit                                                           Numbered Page
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 16.      Letter from Ernst & Young to the Securities and
          Exchange Commission regarding the change in Registrant's certifying accountant.

 20.      Press release of Registrant dated
          August 19, 1999.